UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2023

TEGO CYBER INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56370	84-2678167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification ID No.)

8565 South Eastern Avenue, Suite 150

Las Vegas, Nevada 89123

(Address of principal executive offices)(Zip Code)

(855) 939-0100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 7, 2023, Tego Cyber Inc., a Nevada corporation (the “Company”), issued a press release regarding entry into an Agent Sales & Marketing Agreement with SecureX LLC (“SecureX”) pursuant to which SecureX shall provide  outsourced Chief Revenue Officer services to the Company through its principal, Kirk Horton, for a period of one year. A copy of the release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information under Item 7.01 of this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, or incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release Dated June 7, 2023 (Filed herewith)
104	Cover Page Interactive Data File (formatted as Inline XBRL).

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEGO CYBER INC.

Date: June 7, 2023	By:	/s/ Shannon Wilkinson
Shannon Wilkinson Chief Executive Officer

3